EXHIBIT 21.1

                   Subsidiaries of Company

Subsidiaries (100% owned by Parent)             State of Incorporation
___________________________________             ______________________


Centralia Holding Corp.                                 Georgia

John H. Harland Company of Puerto Rico                  Georgia

J. William Company                                      Georgia

Marketing Profiles, Inc.                                Florida

Scantron Corporation                                    Delaware

The Check Store, Inc.                                   Georgia




























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